© 2015 IHS. ALL RIGHTS RESERVED. SUPPLEMENTAL SCHEDULES IHS Investor Day October 7, 2015 OCTOBER 2015 1

Our transition to a business line operating model drives new reporting segments and aligns with our strategy

Resources	Transportation	Consolidated Markets
~39% of Total Revenue[1]	~32% of Total Revenue[1]	~29% of Total Revenue[1]
Energy ~91%	Autos ~76%	Technology ~17%
Chemicals ~9%	AD&S ~10%	ECR ~15%
	Maritime ~14%	PD ~50%
		OERM ~18%

Primarily INFORMATION BUSINESSES

Higher margin, more profitable models

Primarily MARKET RESEARCH

Royalty-bearing (PD)

[1] Revenue percentages based on YTD 2015.

© 2015 IHS. ALL RIGHTS RESERVED.

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Transition to new reporting segments ‒ financial summary Resources Transportation Consolidated Markets & Solutions Total IHS YTD 2015 Revenue $670 $560 $496 $1,726 Subs organic growth % 3% 10% 3% 5% Non-subs organic growth % (26%) 7% (8%) (10%) Total organic growth % (3%) 10% 1% 2% Total organic growth % no change no change 4% 3% Adjusted EBITDA Margin % ~Low 40%s ~Low-Mid 30%s ~Low 20%s 31.5%1 YTD 2014 Revenue $690 $484 $474 $1,648 Subs organic growth % 8% 5% 3% 6% Non-subs organic growth % 1% 1% (1%) 0% Total organic growth % 6% 4% 2% 4% YTD 2015 and YTD 2014 Financial Results 1Adjusted EBITDA margin % includes impact of annualized corporate cost not allocated to reportable segments of approximately $50M 3

© 2015 IHS. ALL RIGHTS RESERVED. 2015 Supplemental Product Category Revenue and Expected New Segments 4 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Resources 189,996 188,824 187,684 6% 2% 1% 6% 2% 2% Transportation 136,320 141,031 144,340 13% 16% 16% 9% 10% 12% CMS 121,491 129,826 134,576 4% 8% 11% 4% 3% 3% Subscriptions 447,807 459,681 466,600 7% 8% 8% 7% 5% 5% Resources 27,573 45,849 30,029 -27% -22% -29% -28% -23% -30% Transportation 39,398 49,261 49,027 16% 18% 16% 3% 5% 12% CMS 31,483 36,616 42,289 -11% -10% 8% -15% -15% 5% Non-Subscriptions 98,454 131,726 121,345 -8% -7% -2% -14% -12% -4% Resources 217,569 234,673 217,713 0% -4% -5% 0% -4% -4% Transportation 175,718 190,292 193,367 14% 17% 16% 7% 9% 12% CMS 152,974 166,442 176,865 1% 3% 10% 0% -2% 3% Total 546,261 591,407 587,945 4% 4% 6% 2% 1% 3% New Se gm ent s 2015 Organic Growth %2015 Actual 2015 Total Growth % Resources 189,996 188,824 187,684 6% 2% 1% 6% 2% 2% Indust ial 150,527 163,090 0,641 14% 23% 26% 8% 10% 11% Horizontal products 107,284 107,767 108,2 5 2% -1% -1% 4% 3% 2% Subscriptions 447,807 459,681 4 6, 00 7% 8% 8% 7% 5% 5% Resources 27,573 45,849 30,029 -27% -22% -29% - 8% -23% - 0% Industrials 46,063 57,446 57,586 16% 19% 17% 0% 2% 9% Horizontal products 24,818 28,431 33,730 -17% -17% 5% -15% -14% 8% Non-Subscriptions 98,454 131,726 121,345 -8% -7% -2% -14% -12% -4% Resources 217,569 234,673 217,713 0% -4% -5% 0% -4% -4% Industrials 196,590 220,536 228,227 14% 22% 23% 7% 8% 11% Horizontal products 132,102 136,198 142,005 -2% -5% 0% 0% -1% 4% Total 546,261 591,407 587,945 4% 4% 6% 2% 1% 3% Curr ent P rodu ct C ateg ories

2014 Supplemental Product Category Revenue and Expected New Segments

		2014 Actuals					2014 Total Growth %					2014 Organic %				
		Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
New Segments	Resources	179,794	184,734	186,666	191,538	742,732	15%	12%	7%	5%	10%	8%	8%	7%	6%	7%
	Transportation	120,690	121,315	124,095	130,308	496,409	228%	240%	64%	9%	85%	2%	5%	7%	8%	7%
	CMS	116,890	120,297	121,367	121,923	480,476	3%	6%	5%	5%	5%	3%	4%	3%	4%	4%
	Subscriptions	**417,374**	**426,346**	**432,128**	**443,769**	**1,719,617**	**36%**	**36%**	**18%**	**6%**	**22%**	**5%**	**6%**	**6%**	**6%**	**6%**
	Resources	37,700	59,142	42,441	45,196	184,479	12%	3%	-3%	-14%	-2%	2%	0%	1%	-10%	-2%
	Transportation	34,067	41,672	42,419	47,980	166,138	313%	342%	66%	12%	93%	-12%	4%	5%	5%	3%
	CMS	35,317	40,848	39,023	45,372	160,560	7%	9%	-15%	-2%	-1%	8%	9%	-15%	-1%	-1%
	Non-Subscriptions	**107,084**	**141,662**	**123,883**	**138,548**	**511,177**	**43%**	**36%**	**7%**	**-2%**	**17%**	**3%**	**4%**	**-5%**	**-2%**	**-1%**
	Resources	217,494	243,876	229,107	236,734	927,211	14%	10%	5%	1%	7%	7%	6%	6%	2%	5%
	Transportation	154,757	162,987	166,514	178,289	662,547	244%	261%	65%	10%	87%	-1%	5%	7%	8%	6%
	CMS	152,208	161,145	160,390	167,294	641,036	4%	6%	0%	3%	3%	4%	5%	-2%	3%	2%
	Total	**524,458**	**568,008**	**556,011**	**582,317**	**2,230,794**	**37%**	**36%**	**16%**	**4%**	**21%**	**5%**	**6%**	**3%**	**4%**	**4%**
Current Product Categories	Resources	179,794	184,734	186,666	191,538	742,732	15%	12%	7%	5%	10%	8%	8%	7%	6%	7%
	Industrials	132,158	133,047	135,967	143,041	544,213	175%	184%	57%	9%	74%	1%	5%	7%	8%	6%
	Horizontal products	105,422	108,565	109,495	109,190	432,672	3%	6%	5%	4%	4%	3%	4%	3%	4%	4%
	Subscriptions	**417,374**	**426,346**	**432,128**	**443,769**	**1,719,617**	**36%**	**36%**	**18%**	**6%**	**22%**	**5%**	**6%**	**6%**	**6%**	**6%**
	Resources	37,700	59,142	42,441	45,196	184,479	12%	3%	-3%	-14%	-2%	2%	0%	1%	-10%	-2%
	Industrials	39,565	48,299	49,300	55,017	192,181	175%	175%	52%	9%	68%	-12%	-7%	4%	3%	0%
	Horizontal products	29,819	34,221	32,142	38,335	134,517	11%	16%	-17%	0%	1%	12%	16%	-18%	1%	1%
	Non-Subscriptions	**107,084**	**141,662**	**123,883**	**138,548**	**511,177**	**43%**	**36%**	**7%**	**-2%**	**17%**	**3%**	**4%**	**-5%**	**-2%**	**-1%**
	Resources	217,494	243,876	229,107	236,734	927,211	14%	10%	5%	1%	7%	7%	6%	6%	2%	5%
	Industrials	171,723	181,346	185,267	198,058	736,394	175%	182%	55%	9%	72%	-2%	1%	6%	7%	4%
	Horizontal products	135,241	142,786	141,637	147,525	567,189	4%	8%	-1%	3%	4%	5%	7%	-3%	3%	3%
	Total	**524,458**	**568,008**	**556,011**	**582,317**	**2,230,794**	**37%**	**36%**	**16%**	**4%**	**21%**	**5%**	**6%**	**3%**	**4%**	**4%**

© 2015 IHS. ALL RIGHTS RESERVED.

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